UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2009

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA		46204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On March 20, 2009, Simon Property Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Deutsche Bank Securities Inc. and UBS Securities LLC as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of up to17,250,000 shares of the Company’s common stock (the “Shares”).  The offering of the Shares is expected to close on March 25, 2009.

The offering of the Shares was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-157794), the prospectus dated March 9, 2009, and the related prospectus supplement dated March 20, 2009.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2009, the Board of Directors of the Company approved a number of amendments to the Company’s By-Laws.  The amendments included:  (1) Section 2.02 of Article II respecting the number of directors was amended to adopt a majority voting standard for the election of directors in uncontested elections and to provide that the number of directors may be fixed by resolution of the Board, subject to the maximum number of directors provided for in the Company’s Charter; (2) Section 2.07 of Article II and Section 9.05 of Article IX were amended to permit the use of electronic transmissions to provide required notices; (3) Section 3.01 of Article III was amended to permit the Board to appoint a standing committee with the combined authority and responsibilities of the current Governance Committee and Nominating Committee; (4) Sections 4.01 and 4.02 of  Article IV were amended to delete references to the offices of  Co-Chairman of the board and to permit the appointment of a Vice-Chairman of the Board; and (5) Section 9.09 of Article IX was amended to delete an 80% supermajority voting requirement for amendments to the By-Laws adopted by stockholders.  In addition, other provisions of the By-Laws that made references to the matters affected by the foregoing amendments and uses of the defined term “Charter” were changed to be consistent.

This summary is qualified in its entirety by the full text of the By-Laws, as amended, a copy of which is being filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 8.01  Other Events.

On March 20, 2009, the Company issued a press release announcing the offering of the Shares.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated as of March 20, 2009 among Simon Property Group, Inc., Simon Property Group, L.P., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and UBS Securities LLC

Exhibit 3.1	Amended and Restated Simon Property Group, Inc. By-Laws (As Amended March 23, 2009)

Exhibit 5.1	Opinion of Baker & Daniels LLP.

Exhibit 23.1	Consent of Baker & Daniels LLP (contained in Exhibit 5.1 hereto).

Exhibit 99.1	Press Release, dated March 20, 2009, issued by Simon Property Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 24, 2009

SIMON PROPERTY GROUP, L.P.

	By:	Simon Property Group, Inc., the sole General Partner

		By:	/s/ Stephen E. Sterrett
Stephen E. Sterrett
Executive Vice President and Chief Financial Officer